Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2015
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Postretirement Benefit Plans

NOTE 12. POSTRETIREMENT BENEFIT PLANS

About our plans

We sponsor a number of pension plans, including our two principal pension plans for certain U.S. employees as well as other affiliate pension plans. Our principal pension plans, the GE Pension Plan and the GE Supplementary Pension Plan, are discussed below. A summary of other postretirement plans is also provided.

The GE Pension Plan is a defined benefit plan that covers 231,000 retirees and beneficiaries, 167,000 vested former employees and 75,000 active employees. This plan is closed to new participants. The GE Supplementary Pension Plan is an unfunded plan that provides supplementary benefits to higher-level, longer-service employees. The GE Supplementary Pension Plan annuity benefit is closed to new participants and has been replaced by an installment benefit. We use a December 31 measurement date for these plans.

On our balance sheet, we measure our plan assets at fair value and the obligations at the present value of the estimated payments to plan participants. Participants earn benefits based on their service and pay. Those estimated payment amounts are determined based on assumptions. Differences between our actual results and what we assumed are recorded in a separate component of equity each period. These differences are amortized into earnings over the remaining average future service of active employees or the expected life of participants, as applicable, who participate in the plan.

The cost of our plans

The amount we report in our earnings as pension cost consists of the following components:

  Service cost - the cost of benefits earned.
  Prior service cost amortization – the effect of benefit changes resulting from plan amendments.
  Expected return on plan assets – the return we expect to earn on plan investments.
  Interest cost – the accrual of interest on the pension obligation due to the passage of time.
  Net actuarial loss amortization – changes in estimates of the amount of the net pension obligation (based on assumption changes and actual experience).
  Curtailment loss – immediate recognition of amounts previously deferred (due to an event, such as the sale of a business, which shortens future service or eliminates future benefits).

Pension cost components follow.

COST OF PENSION PLANS

	Principal pension plans
(In millions)	2015	2014	2013

Service cost for benefits earned	$1,424	$1,205	$1,535
Prior service cost amortization	205	214	246
Expected return on plan assets	(3,302)	(3,190)	(3,500)
Interest cost on benefit obligations	2,778	2,745	2,460
Net actuarial loss amortization	3,288	2,565	3,664
Curtailment loss	105	65	-
Pension cost	$4,498	$3,604	$4,405

assumptions used in pension calculations

Accounting requirements necessitate the use of assumptions to reflect the uncertainties and the length of time over which the pension obligations will be paid. The actual amount of future benefit payments will depend upon when participants retire, the amount of their benefit at retirement and how long they live. To reflect the obligation in today’s dollars, we discount the future payments using a rate that matches the time frame over which the payments will be made. We also need to assume a long-term rate of return that will be earned on investments used to fund these payments.

The assumptions used to measure our pension benefit obligations (PBO) follow.

ASSUMPTIONS USED TO MEASURE PENSION BENEFIT OBLIGATIONS
	Principal pension plans
December 31	2015	2014	2013

Discount rate	4.38%	4.02%	4.85%
Compensation increases	3.80	4.10	4.00

The discount rate used to measure the pension obligation at the end of the year is also used to measure pension cost in the following year. The assumptions used to measure pension costs follow.

ASSUMPTIONS USED TO MEASURE PENSION COST
	Principal pension plans
December 31	2015	2014	2013

Discount rate	4.02%	4.85%	3.96%
Expected return on assets	7.50	7.50	8.00

We evaluate these assumptions annually. We evaluate other assumptions periodically, such as retirement age, mortality and turnover, and update them as necessary to reflect our actual experience and expectations for the future.

The Society of Actuaries issued new mortality tables in 2014 projecting longer life expectancies that resulted in higher postretirement benefit obligations for U.S. companies. We updated our mortality assumptions as of December 31, 2014, which resulted in an increase of $3,953 million in our principal pension plans’ benefit obligations.

We determine the discount rate using the weighted average yields on high-quality fixed-income securities that have maturities consistent with the timing of benefit payments. Lower discount rates increase the size of the benefit obligation and pension expense in the following year; higher discount rates reduce the size of the benefit obligation and subsequent-year pension expense.

The expected return on plan assets is the estimated long-term rate of return that will be earned on the investments used to fund the pension obligation. To determine this rate, we consider the current and target composition of plan investments, our historical returns earned, and our expectations about the future.

The compensation assumption is used to estimate the annual rate at which pay of plan participants will grow. If the rate of growth assumed increases, the size of the pension obligation will increase, as will the amount recorded in shareowners’ equity and amortized to earnings in subsequent periods.

Further information about our pension assumptions, including a sensitivity analysis of certain assumptions, can be found in the Critical Accounting Estimates – Pension Assumptions within Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A).

FUNDED STATUS

	Principal pension plans
December 31 (in millions)	2015	2014

Projected benefit obligations	$68,722	$70,735
Fair value of plan assets	45,720	48,280
Underfunded	$23,002	$22,455

PROJECTED BENEFIT OBLIGATIONS

	Principal pension plans
(In millions)	2015		2014

Balance at January 1	$70,735		$58,113
Service cost for benefits earned	1,424		1,205
Interest cost on benefit obligations	2,778		2,745
Participant contributions	155		153
Plan amendments	902		-
Actuarial loss (gain)	(4,017)	(a)	11,718	(b)
Benefits paid	(3,255)		(3,199)
Balance at December 31(c)	$68,722		$70,735

  Principally associated with discount rate changes.
  Principally associated with discount rate and mortality assumption changes.
  The PBO for the GE Supplementary Pension Plan, which is an unfunded plan, was $6,099 million and $6,632 million at year-end 2015 and 2014, respectively.

The composition of our plan assets

The fair value of our pension plans' investments is presented below. The inputs and valuation techniques used to measure the fair value of these assets are described in Note 1 and have been applied consistently.

	Principal pension plans
December 31 (in millions)	2015	2014

Equity securities
U.S. equity securities(a)	$12,447	$12,956
Non-U.S. equity securities(a)	9,088	9,153
Debt securities
Fixed income and cash investment funds	3,252	4,500
U.S. corporate(b)	5,529	5,155
Other debt securities(c)	5,131	5,729
Private equities(a)	4,885	5,249
Real estate(a)	3,186	3,129
Other investments(d)	2,202	2,409
Total plan assets	$45,720	$48,280

(a) Included direct investments and investment funds.

(b) Primarily represented investment-grade bonds of U.S. issuers from diverse industries.

(c) Primarily represented investments in residential and commercial mortgage-backed securities, non-U.S. corporate and government bonds and U.S. government, federal agency, state and municipal debt.

(d) Substantially all represented hedge fund investments.

Virtually all of the private equity, real estate and other investments are considered Level 3 investments. The remaining investments are substantially all considered Level 1 or Level 2. A description of the fair value leveling hierarchy is provided in the Accounting Principles and Policy section of Note 1.

FAIR VALUE OF PLAN ASSETS

	Principal pension plans
(In millions)	2015	2014

Balance at January 1	$48,280	$48,297
Actual gain on plan assets	307	2,793
Employer contributions	233	236
Participant contributions	155	153
Benefits paid	(3,255)	(3,199)
Balance at December 31	$45,720	$48,280

amounts included in shareowners’ equity

Amounts included in shareowners’ equity that will be amortized in future reporting periods follow.

	Principal pension plans
December 31 (in millions)	2015	2014

Prior service cost	$1,473	$881
Net actuarial loss	16,795	21,105
Total	$18,268	$21,986

In 2016, we estimate that we will amortize $300 million of prior service cost and $2,450 million of net actuarial loss from shareowners’ equity into pension cost. Comparable amounts amortized in 2015 were $205 million and $3,288 million, respectively.

Other pension and postretirement plans

We also administer other pension plans, including legacy plans that were part of acquisitions. Other pension plans in 2015 included 53 U.S. and non-U.S. pension plans with assets or obligations greater than $50 million. These other pension plans cover 60,000 retirees and beneficiaries, 58,000 vested former employees and 39,000 active employees. We also sponsor a number of postretirement health and life insurance benefit plans (retiree benefit plans). Principal retiree benefit plans cover approximately 189,000 retirees and dependents.

In June 2015, we amended our principal retiree benefit plans such that, effective January 1, 2016, our current post-65 retiree health plans will be closed to certain production retirees, employees, and their eligible dependents. In lieu of current post-65 retiree health benefits, current retired production participants and their eligible dependents who are 65 on or before January 1, 2018, will receive a Retirement Reimbursement Account (RRA) to help pay for eligible expenses incurred for coverage purchased through a private exchange. In addition, production employees eligible for current post-65 retiree healthcare benefits who retire by June 23, 2019 and their eligible dependents will also receive the RRA when they turn age 65 and enroll in individual Medicare coverage purchased through a private exchange. Also, in June 2015, we amended our company-provided retiree life insurance so that it will be closed to production employees who retire after June 23, 2019. These plan amendments reduced our principal retiree benefit obligations by approximately $3,300 million.

Summarized information about these plans follows.

COST OF BENEFIT PLANS

	Other pension plans			Principal retiree benefit plans
(In millions)	2015	2014	2013	2015	2014	2013

Benefit plan cost	$373	$412	$645	$174	$789	$927

FUNDED STATUS

			Principal retiree
	Other pension plans		benefit plans
(In millions)	2015	2014	2015	2014

Benefit obligations	$21,618	$15,589	$6,757	$10,703
Fair value of plan assets	17,368	12,386	695	813
Underfunded	$4,250	$3,203	$6,062	$9,890

amounts included in shareowners’ equity

Amounts included in shareowners’ equity that will be amortized in future reporting periods follow.

			Principal retiree
	Other pension plans		benefit plans
December 31 (In millions)	2015	2014	2015	2014

Prior service cost (credit)	$(29)	$(23)	$(3,132)	$(24)
Net actuarial loss (gain)	3,080	3,533	(464)	(71)
Total	$3,051	$3,510	$(3,596)	$(95)

In 2016, we estimate that we will amortize $1 million of prior service cost and $275 million of net actuarial loss for the other pension plans from shareowners’ equity into pension cost. For principal retiree benefit plans, the estimated prior service credit and net actuarial gain to be amortized in 2016 will be $165 million and $55 million, respectively. Comparable amounts amortized in 2015, respectively, were an insignificant amount and $289 million of net actuarial loss for the other pension plans and $8 million of prior service credit and $25 million of net actuarial gain for the principal retiree benefit plans.

Our funding policy

Our policy for funding the GE Pension Plan is to contribute amounts sufficient to meet minimum funding requirements under employee benefit and tax laws. We may decide to contribute additional amounts beyond this level. We did not make contributions to the GE Pension Plan in 2015 and 2014. The minimum funding requirements under U.S. law do not require a contribution to be made in 2016.

We expect to pay approximately $250 million for benefit payments under our GE Supplementary Pension Plan and administrative expenses of our principal pension plans and expect to contribute approximately $930 million to other pension plans in 2016. In 2015, comparative amounts were $233 million and $549 million, respectively.

We fund retiree health benefits on a pay-as-you-go basis and the retiree life insurance trust at our discretion. We expect to contribute approximately $490 million in 2016 to fund such benefits. In 2015, we contributed $501 million for these plans.

Further information about our pension plans and principal retiree benefit plans can be found in Note 28.